UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 April 22, 2005
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                              Congoleum Corporation
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             (Exact name of registrant as specified in its charter)


            Delaware                       01-13612             02-0398678
 -------------------------------         -----------         ----------------
 (State or other jurisdiction of         (Commission         (I.R.S. Employer
         incorporation)                  File Number)       Identification No.)


                             3500 Quakerbridge Road
                                  P.O. Box 3127
                           Mercerville, NJ 08619-0127
              -----------------------------------------------------
              (Address of principal executive offices and zip code)

                                  609-584-3000
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              (Registrant's telephone number, including area code)


                                       N/A
                         -------------------------------
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On April 22, 2005, Congoleum Corporation (the "Company") issued a press release announcing that it has reached an agreement in principle with representatives of the Asbestos Claimants' Committee and the Future Claimants' Representative to make certain modifications to its proposed plan of reorganization and related documents governing the settlement and payment of asbestos related claims against the Company. The text of the press release is filed herewith as Exhibit 99, and incorporated herein by reference.


9.01 Financial Statements and Exhibit

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  EXHIBIT NO.                               DESCRIPTION
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      99        Press release, dated April 22, 2005.
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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 25, 2005                Congoleum Corporation


                                    By:  /s/ Howard N. Feist III
                                         -------------------------
                                    Name:    Howard N. Feist III
                                    Title:   Chief Financial Officer


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